Exhibit 10.4

WAIVER AND MODIFICATION AGREEMENT

Hague Corp.                                                                                                                                                                                                                                                                                                  February 5, 2009
7700 S. River Parkway
Tempe, AZ 85284

Re:  Registration Rights Agreement dated as of November 4, 2008

Gentlemen:

Each of the undersigned has entered into a Registration Rights Agreement dated as of November 4, 2008, by and between Hague Corp. and the several parties identified below. The Registration Rights Agreement was entered into in connection with a Securities Purchase Agreement dated as of the same date between Hague Corp. (the “Company”) and each purchaser, as well as other transactional documents, including, without limitation, Debentures, a Security Agreement, an Escrow Agreement and a Subsidiary Guarantee, as well as certain exhibits and schedules thereto, and related documents and agreements executed in connection with the transactions contemplated thereunder (collectively the “Transaction Documents”).  Further, Section 8 of the Debentures provides for an event of default under subparagraphs ix and x in the event certain registration rights have not been fulfilled by the Company within the time parameters specified therein.

By signing below, each of the undersigned purchasers agrees to a 180-day extension under the Registration Rights Agreement and under Section 8 of the Debentures and any related provisions contained in the other Transaction Documents. This 180-day extension shall apply to all time periods specified in the Transaction Documents that relate to these registration rights, as they pertain to obtaining an effective Registration Statement for the Company’s Initial Registration Statement. The parties agree that this Waiver and Modification shall not affect the validity and the other terms and conditions of the Transaction Documents, other than as described above.

Name of Purchaser:  MKM Opportunity Master Fund, Ltd.

Signature of Purchaser:   /s/ David Skriloff
Name and Title of authorized Signatory: David Skriloff, Portfolio Manager

Name of Purchaser:  MKM SP1, LLC

Signature of Purchaser:  /s/ David Skriloff
Name and Title of authorized Signatory: David Skriloff, Portfolio Manager

Name of Purchaser: Steven Posner Irrevocable Trust u/t/a Dated 06/17/65

Signature of Purchaser:  /s/ Steven Posner
Name and Title of authorized Signatory: Steven Posner, Trustee

AGREED TO AND ACCEPTED BY:

HAGUE CORP.

By:  /s/ Andrew McKinnon
         Andrew McKinnon, authorized on behalf of the Company